SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                        ___________________________

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report                                    September 22, 1994
(Date of earliest event reported)

        CONNECTICUT GENERAL REALTY INVESTORS III LIMITED PARTNERSHIP
           (exact name of registrant as specified in its charter)

                                CONNECTICUT
               (State or other jurisdiction of incorporation)

              0-14466                                   06-1115374
(Commission File Number)                        (IRS Employer Identification
                                                           Number)

900 Cottage Grove Road, South Building                       06002
Bloomfield, Connecticut                                      (Zip Code)
(Address of principal executive offices)

                               (203) 726-6000
            (Registrant's telephone number, including area code)
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        Connecticut General Realty Investors III Limited Partnership
                    (a Connecticut limited partnership)


ITEM 2.  Acquisition or Disposition of Assets

On September 22, 1994, the Partnership completed the sale of Promenades Plaza, a shopping center, to Sterling Promenades Limited Partnership, a Florida limited partnership for an all cash gross sales price of $6,572,000. The Contract for Purchase and Sale between the parties was signed on September 21, 1994 and the transaction completed with the recording of the deed and receipt of consideration on September 22, 1994. The property was purchased on April 15, 1985 for a total purchase price of $10,486,000, excluding $1,194,469 of acquisition fees and closing costs.


ITEM 7(C).     Exhibits

10(a) Contract for Purchase and Sale dated July 19, 1994, First Amendment to Contract for Purchase and Sale dated August 18, 1994, and Second Amendment to Contract for Purchase and Sale dated September 21, 1994 between the Registrant and Sterling Promenades Limited Partnership, a Florida limited partnership.





























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                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONNECTICUT GENERAL REALTY INVESTORS III
                              LIMITED PARTNERSHIP

                              By:  CIGNA Realty Resources, Inc. - Fifth
                                   General Partner


Date:  October 7, 1994        By:  /s/ John D. Carey
                                   John D. Carey, President and Controller
                                   (Principal Executive Officer)
                                   (Principal Accounting Officer)

                                  FORM 8-K

        Connecticut General Realty Investors III Limited Partnership
                    (a Connecticut Limited Partnership)


                               EXHIBIT INDEX


Exhibit
Number

             10(a) Contract for Purchase and Sale dated July 19, 1994, First Amendment to Contract for Purchase and Sale dated August 18, 1994, and Second Amendment to Contract for Purchase and Sale dated September 21, 1994.

               CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE


          THIS CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (herein the "Contract"), made and entered into by and among CONNECTICUT GENERAL REALTY INVESTORS III LIMITED PARTNERSHIP, a Connecticut limited partnership (hereinafter called "Seller"), STERLING EQUITIES, INC., a Florida corporation (hereinafter called "Buyer"), and CARLTON, FIELDS, WARD, EMMANUEL, SMITH & CUTLER, P.A. (hereinafter called "Escrow Agent");

                            W I T N E S S E T H:

          WHEREAS, Seller is the sole fee simple owner of the following described real property situate, lying and being in Charlotte County, Florida, to-wit:

               Parcel 1 of PORT CHARLOTTE PLAZA SECTION 7, a commercial subdivision lying in Section 22, Township 40 South, Range 22 East, Charlotte County, Florida, as per map or plat thereof recorded in Plat Book 16 on Pages 61A and 61B of the Public Records of Charlotte County, Florida, and re-recorded in Plat Book 16, Pages 63A and 63B of the Public Records of Charlotte County, Florida.

          Together With:

               (i) all easements, rights-of-way and other rights and appurtenances to said described real property (all of which, together with the above-described real property, is hereinafter sometimes referred to as "Real
          Property"); and

              (ii)  all buildings and other improvements,
          including all shrubs, trees and plants thereon (herein
          "Improvements"); and

             (iii) all right, title and interest of Seller in and to all leases of rental space in the buildings located on the Real Property herein described, together with all right, title, interest and obligations of Seller as landlord under said leases, and all refundable tenant security deposits and other refundable tenant deposits deposited by tenants under said leases, together with all interest on said deposits, if any, due tenants, and copies of all records of Seller relating to said leases and to tenants, including, without limitation, applications for leases and expired leases; and all right, title and interest of Seller in and to all service contracts, utility contracts and other contract rights and licenses, including (a) the trade name or names "Promenades Plaza" and "Promenades Plaza Shopping Center," and (b) logos or other marks used or designated for use in connection with the Real Property, and (c) telephone exchange numbers, and (d) plans and specifications relating to the Real Property and the Improvements, (all of the foregoing hereinafter collectively referred to as "Contract Rights"); and

              (iv) all personal property, including but not limited to all equipment, machinery, office equipment and furnishings, supplies, tools and inventory, and all other tangible personal property owned by Seller and located on the Real Property as set forth herein, used in connection with the operation of the Real Property and the Improvements thereon as a retail shopping center, excluding (a) personal property owned by tenants, (b) furniture, furnishings and other property owned by Trammell Crow located in the leasing office, and (c) computer hardware and software owned by Seller presently used in connection with the operation of the Real Property and the Improvements thereon as a retail shopping center (all of the foregoing hereinafter collectively referred to as "Tangible Personal Property"); and

               (v) all right, title and interest of Seller in and to all assignable business licenses, permits, approvals, certificates of occupancy and development rights related to the Real Property, the Improvements or the Contract Rights (herein "Business Licenses") granted or issued by the appropriate governmental authorities having jurisdiction.

          The above-described Real Property and the Improvements thereon is a retail shopping center located in Port Charlotte, Charlotte County, Florida, commonly known as "PROMENADES PLAZA" or "PROMENADES PLAZA SHOPPING CENTER." All of the foregoing Real Property, Improvements, Contract Rights, Tangible Personal Property and Business Licenses included in this sale are hereinafter collectively referred to as the "Property."

and

          WHEREAS, Buyer desires to purchase the Property from Seller, and Seller desires to sell the Property to Buyer, under the terms and provisions as hereinafter set forth.

          NOW, THEREFORE, for and in consideration of the mutual covenants and promises of the parties hereto and other good and valuable consideration as hereinafter provided, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller does hereby agree to sell to Buyer and Buyer does hereby agree to purchase from Seller the Property, for the price and upon the terms and conditions as hereinafter set forth:

          1. Deposit. Buyer shall, within two [2] Business Days after the execution of this Contract by Seller and Buyer, deposit with Escrow Agent the sum of Fifty Thousand Dollars ($50,000.00) in cash or by wired or certified funds (the "Initial Deposit"), representing a portion of the earnest money deposit in the total amount of Two Hundred Thousand Dollars ($200,000.00) (the "Deposit") to apply on the Purchase Price of the Property at closing. Escrow Agent shall, upon receipt of said Initial Deposit, (a) execute this Contract, and (b) deposit said Initial Deposit in an interest-bearing account. Buyer shall deliver the balance of the Deposit, in the amount of One Hundred Fifty Thousand Dollars ($150,000.00) (the "Additional Deposit") to the Escrow Agent on or before 3:00 p.m. on the last day of the Due Diligence Period, as defined below. The Deposit shall be held by Escrow Agent in an interest-bearing account with interest to be applied as a credit to the Purchase Price. All references herein to the Deposit shall include any and all interest earned thereon.

          2. Purchase Price. The purchase price (herein "Purchase Price") to be paid by Buyer to Seller for the Property is SIX MILLION THREE HUNDRED THOUSAND DOLLARS ($6,300,000.00) subject to any applicable increase therein resulting from the Leasing Earnout as hereinafter defined and provided; and said Purchase Price shall be payable as follows:

               (A) Assumption of Mortgage. Buyer shall purchase the Property subject to and shall assume the Mortgage Loan ("Mortgage Loan") evidenced and secured by the following loan documents (herein "Loan Documents") owned and held by The Equitable Life Assurance Society of the United States, a New York corporation (herein "Equitable"), subject to the consent and approval of Equitable as hereinafter provided, to-wit:

               Mortgage Consolidation and Modification
               Agreement (herein "Mortgage") dated
               December 10, 1986 by and between Seller and Equitable, recorded in Official Records
               Book 896 on Page 1747 of the Public Records of the Public Records of Charlotte County, Florida, securing a Renewal Note (herein "Note") of even date in the original principal amount of Six Million Dollars ($6,000,000.00); and which said Mortgage and the Note secured thereby were thereafter modified and amended by that certain Mortgage and Note Modification Agreement dated
               June 30, 1989 by and between Seller and

               Equitable, recorded in Official Records
               Book 1047 on Page 415 of the Public Records aforesaid.

                    Seller represents to Buyer that the unpaid principal balance due on said Note secured by said Mortgage, as modified, is approximately Five Million Eight Hundred Forty Thousand Dollars ($5,840,000.00). Any variance in the unpaid principal amount due on said Note secured by said Mortgage, as modified, at the time of closing hereunder from said amount of Five Million Eight Hundred Forty Thousand Dollars ($5,840,000.00) shall be added to or deducted from the cash payment to be paid by Buyer to Seller as hereinafter provided.

               (B) Cash Payment. Buyer shall pay to Seller in cash or by federally-wired funds the sum of Four Hundred Sixty Thousand Dollars ($460,000.00) (or such greater or lesser amount as may be required to complete payment of said Purchase Price after prorations as hereinafter provided) upon delivery to Buyer of the Special Warranty Deed and other documents required by this Contract, upon which the Deposit shall apply as a part.

          3.   Title Insurance And Uniform Commercial Code Search.

               (A) Buyer shall obtain at closing a Marketability Title Insurance Policy (1990 ALTA Form, with Florida modifications) (herein "Title Policy") (unqualified and without exception to title except for the Permitted Exceptions as provided in Paragraph "7" hereof) on the Property in the full amount of the Purchase Price, and such Policy shall be purchased from and issued by a title insurance company acceptable to Buyer (herein "Title Company"). Buyer shall pay the Title Policy premium. A written Commitment or Binder for said insurance (herein "Binder"), together with legible copies of all instruments and documents affecting title to the Property as shown on said Binder, shall be obtained by Buyer within fifteen
(15) Business Days after the Effective Date of this Contract; and Buyer shall furnish Seller a copy of said Binder and copies of said instruments and documents.

               In the event the Binder for such a Policy shows any exceptions to title that are reasonably unacceptable to Buyer (collectively the "Title Defects"), Buyer or its attorney shall notify Seller or its attorney in writing within ten (10) Business Days after receipt by Buyer of the Binder and legible copies of all instruments and documents of record affecting title to the Property as shown on said Binder, specifying the Title Defects which exist with respect to the title to the Property.
Seller shall notify Buyer in writing within five (5) Business Days after receipt by Seller or its attorney of notice from Buyer of any Title Defects, whether or not Seller will attempt to cure any such Title Defects (the "Seller's Notice"). In the event Seller, by Seller's Notice to Buyer, elects not to attempt to cure any such Title Defects, Buyer shall notify Seller or its attorney in writing within five (5) Business Days after receipt by Buyer of Seller's Notice in which Seller elects not to attempt to cure Title Defects whether Buyer elects to (a) waive any such Title Defects, or (b) terminate this Contract. In the event Buyer elects to terminate this Contract, the Deposit paid by Buyer shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate. In the event Seller, by Seller's Notice, elects to attempt to cure any such Title Defects, Seller shall have a period of sixty (60) days after Seller notifies Buyer in writing that Seller will attempt to cure any such Title Defects within which to attempt to cure any such Title Defects to the satisfaction of the Title Company; and, subject to the other terms and provisions of this Contract, this sale shall be closed within ten (10) Business Days after written notice of such curing to Buyer; provided, however, no such closing shall be earlier than the Closing Date as hereinafter provided. In the event Seller elects to attempt to cure Title Defects as herein provided, Seller shall proceed immediately to attempt to cure Title Defects after notice by Seller or its attorney to Buyer that Seller will attempt to cure Title Defects; and Seller shall use reasonable diligence to attempt to cure any such Title Defects. In the event
(i) Seller elects to attempt to cure Title Defects, and (ii) Seller fails to cure Title Defects of which written notice has been given under and pursuant to the terms and provisions hereof within the period aforesaid, Buyer may, at its option, by written notice to Seller, either (a) terminate this Contract, and upon such termination the Deposit paid by Buyer shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate, or (b) waive all conditions in this Paragraph "3(A)" and, subject to all the other terms and provisions of this Contract, close this transaction in the same manner as if no such Title Defects had been found.

               (B) Within fifteen (15) Business Days after the Effective Date of this Contract Buyer may obtain a Uniform Commercial Code Search (UCC-11) from the Secretary of State of the State of Florida which will show all outstanding financing statements ("Outstanding Financing Statements") encumbering any of the Improvements, Contract Rights or Tangible Personal Property of the Seller included in this sale. Buyer shall notify Seller of any and all encumbrances shown on the Outstanding Financing Statements to which Buyer objects within five (5) Business Days of Buyer's receipt of the UCC-11 Search. Seller shall notify Buyer in writing within five (5) Business Days after receipt by Seller or its attorney of notice from Buyer of any Outstanding Financing Statements to which Buyer objects, whether or not Seller will attempt to remove any such Outstanding Financing Statements (the "Seller's Notice"). In the event Seller, by Seller's Notice to Buyer, elects not to remove any such Outstanding Financing Statements, Buyer shall notify Seller or its attorney in writing within five (5) Business Days after receipt by Buyer of Seller's Notice in which Seller elects not to remove the Outstanding Financing Statements whether Buyer elects to (a) waive any such Outstanding Financing Statements or (b) terminate this Contract. In the event Buyer elects to terminate this Contract, the Deposit paid by Buyer shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate.

          4. Closing. Subject to the aforesaid curative period for curing defects in title, the curative period for curing Encroachments and Survey Defects as hereinafter provided, and all other conditions as herein provided, this sale shall be closed and the deed and other closing documents as herein provided shall be delivered on or before thirty (30) days after the Due Diligence Period as hereinafter provided (herein "First Closing Period"); provided, however, Buyer may, if required to close the assumption of the Mortgage Loan evidenced and secured by the Loan Documents, owned and held by Equitable, extend the First Closing Period for an additional thirty (30) days (herein "Extended Closing Period") by written notice to Seller no later than the last day of the First Closing Period. The exact date for closing within the First Closing Period or the Extended Closing Period, as applicable, shall, subject to the terms and provisions of this Contract, be set by the Buyer provided the Buyer or its attorney gives the Seller or its attorney at least five (5) Business Days' prior notice of the closing date. In the event Buyer fails to so notify Seller, the closing shall occur on the last day of the First Closing Period or the last day of the Extended Closing Period, as applicable, at 10:00 a.m. DST. This sale and purchase shall be closed at the offices of Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A. - One Harbour Place, 777 So. Harbour Island Boulevard, Tampa, Florida, 33602, or at such other location in Tampa, Hillsborough County, Florida that is acceptable to the parties hereto.

          5. Costs And Liens. Seller shall pay (i) for all required documentary stamps to be affixed to the Special Warranty Deed, (ii) for recording any and all documents to cure any Title Defects, (iii) at or prior to closing, subject to the terms and provisions hereof, all amounts required to pay in full and satisfy of record any and all liens on the Property, and (iv) Seller's attorneys' fees. Buyer shall pay (i) Buyer's attorneys' fees, (ii) recording fees for the Special Warranty Deed, (iii) Title Policy premium, (iv) Survey costs and (v) all costs associated with the Feasibility Study as hereinafter provided.

          6.   Taxes And Assessments, And Prorations.

               (A) Seller shall pay all due and unpaid real estate taxes and tangible personal property taxes on the Property prior to or at closing. Real estate taxes and tangible personal property taxes on the Property which are not due and payable for the year of closing shall be prorated on a calendar year basis as of the Closing Date on the basis of maximum discounts allowed by taxing authorities. If the amount of taxes for the year of closing cannot be ascertained, rates, millages and assessed valuations for the previous year, with known changes, shall be used for proration purposes at closing; however said real estate taxes shall thereafter at the request of Seller or Buyer be reprorated by and between Seller and Buyer within sixty (60) days after receipt by Seller or Buyer of the statement or statements therefor from the proper taxing authority or authorities. Seller shall pay all certified, confirmed and ratified special assessment liens on the Property as of the Closing Date. Buyer shall pay for or assume the obligation for the payment of pending special assessment liens as of the Closing Date, except that where an improvement has been substantially completed as of the date of closing, such pending special assessment lien shall be considered as certified, confirmed and ratified, and Seller shall at closing be charged an amount equal to the last estimate by the public body or authority charging for the same. If at the time of closing the Property or any portion thereof is subject to or affected by any special assessment payable in installments, of which the first installment shall be a charge or lien or shall have been paid, all of the remaining installments shall be due and payable for the purpose of this Contract and shall be paid by Seller at the time of closing. All utilities on the Property (not including items for which tenants are directly liable and Seller has no direct or contingent liability) shall be transferred from Seller to Buyer on the Closing Date, and Seller shall pay the bill or bills for all utility charges for utilities supplied to the Property through the Closing Date upon receipt by Seller of the bill or bills therefor; and Buyer shall pay all bills for utility charges for utilities supplied to the Property after the Closing Date.

               (B) All charges on service contracts, current rents collected by Seller from tenants, and other income and operational expenses shall be prorated as of the Closing Date. Delinquent rents (rents not paid within any applicable grace period in the Leases) existing at the time of closing which are subsequently collected by Buyer within six (6) months after the Date of Closing [said six-(6)-month period shall not apply to Percentage Rent], or proper prorated share thereof, shall be remitted to Seller, less any reasonable cost and expenses incurred in their collection; it being understood that the rents collected by Buyer after closing shall be applied first to monthly rents due and payable after closing, then rents shall be applied to delinquent rents. In the event Seller has collected from any tenant under any tenant lease any percentage rent (the "Percentage Rent") on an estimated basis, Seller and Buyer agree as follows: (i) all Percentage Rent collected by Seller on an estimated basis shall be appropriately adjusted with the appropriate tenant or tenants at the end of the applicable period as provided in any applicable tenant lease, and (ii) proration of all Percentage Rent collected by Seller on an estimated basis shall on written request of Seller or Buyer be readjusted or re-prorated at the end of the applicable period or periods under the terms of each applicable tenant lease. If any Percentage Rent collected by Buyer after the Closing Date includes any Percentage Rent for any period prior to the Closing Date, Buyer shall turn over to Seller its pro rata share of such Percentage Rent (after deducting therefrom Seller's share of the cost of collection thereof, if any) if, as and when received by Buyer.

                    In the event Seller has collected from any tenant under any tenant lease any pass-throughs, including but not limited to common area maintenance, real estate taxes and insurance (herein collectively "Pass-Throughs") on an estimated basis, Seller and Buyer agree as follows:
(i) all Pass-Throughs collected by Seller on an estimated basis shall be appropriately adjusted with the appropriate tenant or tenants at the end of the applicable period as provided in any applicable tenant lease; and
(ii) proration of all Pass-Throughs collected by Seller on an estimated basis shall on written request of Seller or Buyer be readjusted or reprorated at the end of the applicable period or periods under the terms of each applicable lease. If any Pass-Throughs collected by Buyer after the Closing Date include any Pass-Throughs for any period prior to the Closing Date, Buyer shall turn over to Seller its pro rata share of such Pass-Throughs (after deducting therefrom Seller's share of the cost of collection thereof, if any) if, as and when received by Buyer.

               (C) All prepaid rentals and prepaid payments applying to the period from and including the Closing Date, and all unapplied security deposits and other refundable fees collected from tenants, together with all interest earned thereon, if any, payable to tenants, shall be delivered over and paid to Buyer by (i) a reduction in the amount of the Purchase Price to be paid by Buyer to Seller at the time of closing as herein provided, or (ii) cashier's check or certified check.

               (D) Seller's present insurance coverage on the Property is in the form of a blanket policy or policies insuring the Property and other properties. Therefore, (i) Buyer shall obtain at the time of closing, at its expense, new insurance coverage on the Property, and (ii) insurance premiums shall not be prorated as of the Closing Date.

               (E) Seller, in connection with the ownership and operation of the Property, has fully and timely complied with all the terms and provisions of Chapter 212 of the Florida Statutes, as amended ("Statute"), including but not limited to (i) the timely filing by Seller of all tax returns with the Department of Revenue of the State of Florida ("Department"), and (ii) the payment by Seller of all taxes due the Department on all rentals received by Seller from all tenants under the terms and provisions of all Leases. Seller agrees, at Seller's sole cost and expense, to [1] obtain from the Department and furnish to Buyer no later than ten (10) business days after the Effective Date of this Contract an original written report or status letter ("Status Letter") executed by a duly authorized representative of the Department, which Status Letter shall indicate that [i] Seller has paid all taxes, interest (if any) and penalties (if any) due the Department, or [ii] no taxes, interest or penalties are due the Department by Seller, and [2] furnish to Buyer no later than ten (10) business days after the Effective Date of this Contract, true and correct copies of the returns filed by Seller with the Department for each of the six (6) calendar months immediately prior to the Effective Date of this Contract. Further, Seller agrees as follows:
(a) within fifteen [15] business days after the Closing Date, to make a final return with the Department and make payment to the Department of all taxes, interest and penalties due the Department, and (b) that Buyer, on the Closing Date, may withhold and place with Escrow Agent a sufficient portion of the Purchase Price ("Purchase Price Portion") which in Buyer's judgment, reasonably exercised, will safely cover the amount of any taxes, interest and penalties due and unpaid the Department until Seller shall furnish to Buyer a receipt ("Receipt") from the Department showing that all taxes, interest and penalties due the Department have been paid by Seller, or a Certificate ("Certificate") from the Department stating that no taxes, interest or penalties are due from Seller [upon the receipt by Buyer of said Receipt or said Certificate, Buyer shall cause Escrow Agent to pay to

Seller the Purchase Price Portion]. The terms and provisions of this Paragraph "6(E)" shall survive the Closing of this transaction.

               (F) Seller shall deliver over and pay to Buyer at closing, by a reduction in the amount of the Purchase Price to be paid by Buyer to Seller at the time of closing as herein provided, all of the following which exist or are obligations of the Seller as of the Effective Date of this Contract, to-wit: (i) the amount of any free rent provided any tenant; (ii) any unpaid tenant allowances; (iii) any unfinished landlord's construction obligations less and except the landlord's obligations under the terms and provisions of the Winn-Dixie Lease as hereinafter provided;
(iv) other concessions granted to tenants; (v) any brokerage commissions payable in connection with any lease; and (vi) any other obligation of Seller in connection with the Property; provided, however, Seller and Buyer understand and agree that the foregoing terms and provisions of this Subparagraph "6(F)" shall not be applicable to [i] the Winn-Dixie Lease, [ii] any relocation of any Existing Tenant or termination of any Existing Lease or any new lease or new leases under the terms and provisions of the Leasing Earnout as provided in Paragraph "23" hereof, [iii] the Mortgage Loan evidenced and secured by the Loan Documents owned and held by Equitable which encumber the Property, or [iv] any leasing commission and any tenant concession in connection with or related to any lease consummated after the Effective Date of this Contract which has been approved by Buyer pursuant to Paragraph "20" hereof.

               (G) All unspent Merchants' Association dues collected by Seller from tenants shall be credited to Buyer at closing on the basis of an accounting for the calendar year. Delinquent Merchants' Association dues existing at the time of closing which are subsequently collected by Buyer within six (6) months after closing, or proper prorated share thereof, shall be remitted to Seller, less any reasonable cost and expenses incurred in their collection, it being understood that the Merchants' Association dues collected by Buyer after closing shall be applied first to Merchants' Association dues due and payable after the closing, then Merchants' Association dues shall be applied to delinquent Merchants' Association dues.

               (H) The Purchase Price as provided in Paragraph "2" of this Contract shall be increased or decreased as may be required by the proration of all items as set forth in this Paragraph "6."

          7. Conveyance. Upon payment of the Purchase Price by Buyer to Seller (adjusted by prorations as herein provided), Seller agrees to convey title to the Property to Buyer or Buyer's Permitted Assignee under the terms hereof by Special Warranty Deed free and clear of all liens and encumbrances except (i) real estate taxes for the year of closing and subsequent years, none of which shall be due and payable at closing, and
(ii) such other exceptions to title that are (a) accepted in writing by Buyer, or (b) deemed to be accepted by Buyer under the terms hereof (said items (i) and (ii) are herein referred to as "Permitted Exceptions").

          8. Possession. Seller agrees to deliver occupancy and possession of the Property to Buyer on the Closing Date; subject, however, to (i) the possession and occupancy rights of tenants occupying rental space in the buildings located on the Real Property under existing tenant leases or rental agreements at closing, and (ii) the rights of others to use any part of the Property under the terms and provisions of the Permitted Exceptions.

          9.   Remedies Upon Default.

               (A) If (i) Buyer fails or refuses to perform this Contract, and (ii) Seller is not in default under any of the terms and provisions of this Contract, the Deposit paid by Buyer under the terms hereof shall be paid to Seller as full and agreed consideration for the execution of this Contract, and as liquidated damages, in full settlement of any claims for damages, as Seller's sole remedy hereunder, and Seller shall have no right of specific performance.

               (B) If (i) Seller fails or refuses to perform this Contract, and (ii) Buyer is not in default under any of the terms and provisions of this Contract, Buyer may, at its option, either (i) make written demand of the Escrow Agent and Seller for the return of the Deposit paid by Buyer under the terms hereof, and upon such written demand the Deposit shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate, or (ii) sue Seller for specific performance of this Contract; provided, however, and notwithstanding any of the foregoing terms and provisions of this Subparagraph "9(B)," if the title to the Property to be conveyed by Seller to Buyer at closing is not good and insurable title to the Property because of action taken by Equitable to foreclose the Loan Documents which [i] secure the Mortgage Loan, and [ii] encumber the Property, the Seller may by written notice to Buyer terminate this Contract, and upon such termination the Deposit paid by Buyer shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate.

          10. Brokerage Fees. It is understood and agreed that this sale and purchase has been brought about through the services of (1) CSC Realty Partners, Inc. ("CSC" or "Broker"), a Florida registered real estate broker whose address is 450 North Park Road, Suite 301, Hollywood, Florida, 33021, and (2) Sterling Realty Services, L.C. ("Sterling Realty"), whose address is 303 Royal Poinciana Plaza, Palm Beach, Florida, 33480. Seller agrees to pay CSC as a commission for its services at the time of and only in the event of a closing of the purchase of the Property by Buyer under the terms of this Contract the sum of Two Hundred Fifty-Two Thousand Dollars ($252,000.00) [no commission shall be paid to the Broker on any amount received by Seller as Leasing Earnout as provided in Paragraph "23" hereof]. CSC agrees to pay Sterling Realty a sum for its services pursuant to a separate agreement between CSC and Sterling Realty.

               Seller represents to Buyer that there are no real estate brokers, finders or other persons or entities involved in connection with this transaction other than CSC by, through or under Seller that are entitled to a real estate commission, finder's fee or other fee; and Seller agrees to indemnify Buyer against any claims of CSC and any other broker, any other finder or other person or entity claiming a real estate commission or fee in connection with this sale by, through or under Seller, including all costs and reasonable attorneys' fees expended by Buyer in the defense of any such claim. Further, in the event CSC or Sterling Realty or any other broker, any other finder or other person or entity claiming a real estate commission or fee in connection with this sale by, through or under Seller files a suit naming Buyer as a defendant, Seller agrees at its cost and expense to defend any such suit or action naming Buyer as a defendant.

               Buyer represents to Seller that there are no real estate brokers, finders or other persons or entities involved in connection with this transaction other than CSC and Sterling Realty, by through or under Buyer that are entitled to a real estate commission, finder's fee or other fee; and Buyer agrees to indemnify Seller against any claims of any other broker, any other finder or other person or entity claiming a real estate commission, finder's fee or other fee in connection with this sale by, through or under Buyer, including all costs and reasonable attorneys' fees expended by Seller in the defense of any such claim. Further, in the event any other broker, any other finder or other person or entity claiming a real estate commission, finder's fee or other fee in connection with this sale by, through or under Buyer files a suit naming Seller as a defendant, Buyer agrees at its cost and expense to defend any such suit or claim naming Seller as a defendant.

               CSC, by the execution hereof, hereby (i) consents and agrees to the terms and provisions of this Paragraph "10," (ii) represents to Seller and Buyer that to its knowledge there are no brokers, finders or any other person or entity involved in connection with this transaction other than CSC and Sterling Realty, and (iii) releases and discharges Buyer from any and all liability for the payment of any commission or fee in connection with this transaction, and (iv) releases and discharges Seller from any and all liability for the payment of any commission or fee to Sterling Realty in connection with this transaction.

               Sterling Realty, by the execution hereof, hereby
(i) consents and agrees to the terms and provisions of this Paragraph "10,"
(ii) represents to Seller and Buyer that to its knowledge there are no brokers, finders or any other person or entity involved in connection with this transaction other than CSC and Sterling Realty, and (iii) releases and discharges Buyer and Seller from any and all liability for the payment of any fee in connection with this transaction.

          11. Casualty Loss. Should the Improvements on the Real Property and/or the Tangible Personal Property be damaged or destroyed by fire or other casualty (herein "Casualty Damage") before the delivery of the deed hereunder, and the cost to repair or replace the Casualty Damage as evidenced by the lowest bid received by Seller from a licensed and qualified independent contractor (herein "Contractor") (said bid to repair or replace the Casualty Damage is hereinafter referred to as "Construction

Cost") is less than Fifty Thousand Dollars ($50,000.00), Seller shall have the right but not the obligation to repair or replace said Casualty Damage. In the event (a) Seller elects to repair or replace said Casualty Damage, and (b) the Casualty Damage cannot be repaired or replaced prior to the Closing Date, the Closing Date and delivery of possession as herein provided shall be extended and shall occur within fifteen (15) Business Days after the completion of the repair and replacement of said Casualty Damage. If Seller does not, within fifteen (15) days after the date of the Casualty Damage, or prior to the Closing Date, whichever first occurs, notify Buyer of Seller's election to so repair or replace any such Casualty Damage, Buyer may, at its election:

               (i) terminate this Contract without any liability to Seller, and thereupon the Deposit paid by Buyer under the terms hereof shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate; or

              (ii) proceed with the purchase of the Property pursuant to this Contract, provided the Purchase Price shall be reduced by an amount equal to the Construction Cost; or

             (iii) proceed with the purchase of the Property pursuant to this Contract with no reduction in the Purchase Price except for a reduction in an amount equal to the deductible amount of any applicable insurance coverage, in which case Seller shall assign its rights to any and all insurance proceeds to Buyer and all insurance proceeds actually held by Seller shall be delivered to and retained by Buyer, and Buyer shall be entitled to settle the loss with Seller's insurers.

               Should the Casualty Damage occur before the delivery of the deed, and the Construction Cost determined as provided above equals or exceeds the sum of Fifty Thousand Dollars ($50,000.00), either Seller or Buyer may terminate this Contract upon notice to the other within fifteen
(15) Business Days after the date of the occurrence of the Casualty Damage or prior to the Closing Date, whichever shall first occur; and upon such termination by Seller or Buyer, the Deposit paid by Buyer under the terms hereof shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate; provided, however, if Seller notifies Buyer of Seller's election to terminate this Contract pursuant to the terms and provisions of this paragraph, Buyer shall have the right within ten
(10) Business Days after being served with any such notice by Seller, or prior to the Closing Date, whichever shall first occur, to notify Seller of Buyer's election to proceed with the purchase of the Property pursuant to this Contract, with no reduction in the Purchase Price except for a reduction in an amount equal to the deductible amount of any applicable insurance coverage, in which case Seller shall assign its rights to any and all insurance proceeds to Buyer and all insurance proceeds actually held by Seller shall be delivered to and retained by Buyer, and the Buyer shall be entitled to settle the loss with Seller's insurers.

          12. Survey. Buyer may, at Buyer's expense, during the Due Diligence Period obtain an As-Built Survey of the Real Property and the Improvements thereon (herein "Survey") prepared by a Florida registered land surveyor (herein "Surveyor"); and said Survey shall show thereon and include (i) the Real Property and the legal description thereof,
(ii) Certificate by the Surveyor certified to Buyer, Seller and the Title Company, dated as of a date not earlier than the Effective Date of this Contract, (iii) all above-ground Improvements on the Real Property and all physical matters on the ground affecting the Real Property, (iv) whether the Property is located in a "Special Flood Hazard Area" as defined by a review of a stated, identified Flood Hazard Boundary Map or Flood Hazard Rate Map published by the Federal Insurance Administration of the U.S. Department of Housing & Urban Development, and the Flood Zone or Flood Zones applicable to the Real Property, (v) all easements of record affecting the Real Property, with proper notation of book and page of each such easement as recorded in the Public Records of Charlotte County, Florida, (vi) the lines of the public street or streets abutting the Real Property, and the widths and centerlines of all said streets, and (vii) all encroachments, if any, on the Property or any portion thereof. If said Survey shows (i) any encroachments on the Real Property or that Improvements on the Real Property encroach on other lands (herein referred to as "Encroachments"), or (ii) that the Real Property is not adjacent and contiguous to a publicly-dedicated right-of-way, or (iii) any other facts that will prevent the Title Company from eliminating the survey exception from the Title Policy (said Items (ii) and (iii) are hereinafter referred to individually and collectively as "Survey Defects"), written notice to that effect shall be given to the Seller or its attorney within ten (10) days after the receipt by Buyer of said Survey; and Seller or its attorney shall, within five (5) days after receipt by Seller or its attorney from Buyer or its attorney of notice of any such Encroachments or Survey Defects, notify Buyer in writing whether or not Seller will attempt to cure any such Encroachments or Survey Defects (herein "Seller's Notice"). In the event Seller, by Seller's Notice to Buyer, elects not to attempt to cure any such Encroachments or Survey Defects, Buyer shall notify Seller or its attorney in writing within five (5) days after receipt by Buyer of Seller's Notice in which Seller elects not to attempt to cure Encroachments or Survey Defects whether Buyer elects to (a) waive any such Encroachments or Survey Defects without reduction in the Purchase Price, or (b) terminate this Contract. In the event Buyer elects to terminate this Contract, the Deposit paid by Buyer under the terms hereof shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate. In the event Seller, by Seller's Notice, elects to attempt to cure any Encroachments or Survey Defects, Seller shall have a period of sixty (60) days after Seller or Seller's attorney notifies Buyer in writing that Seller will attempt to cure Encroachments or Survey Defects within which to attempt to cure such Encroachments or Survey Defects; and, subject to the other terms and provisions of this Contract, this sale shall be closed within ten (10) Business Days after written notice of such curing to Buyer; provided, however, no such closing shall be earlier than the Closing Date as herein provided. In the event Seller elects to attempt to cure Encroachments or Survey Defects as herein provided, Seller shall proceed immediately to attempt to cure Encroachments or Survey Defects after notice by Seller or its attorney to Buyer that Seller will attempt to cure Encroachments or Survey Defects, and Seller shall use reasonable diligence to attempt to cure any such Encroachments or Survey Defects. In the event
(i) Seller elects to attempt to cure any Encroachments or Survey Defects, and (ii) Seller fails to cure any such Encroachments or Survey Defects of which written notice has been given under and pursuant to the terms and provisions hereof within the time limit aforesaid, Buyer may, at its option, either (a) terminate this Contract, and upon such termination the Deposit paid by Buyer under the terms hereof shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate, or
(b) waive all conditions in this Paragraph "12" and, subject to all the other terms and provisions of this Contract, close this transaction in the same manner as if no such Encroachments or Survey Defects had been found.

          13. Lien And Possession Affidavit. At the closing of the sale and purchase of the Property Seller shall furnish to Buyer Seller's Affidavit in form acceptable to the Title Company sufficient to remove standard printed exceptions to title in the Title Policy regarding
(a) unrecorded matters (except real estate taxes not yet due and payable),
(b) parties in possession, except for (i) the rights of tenants in possession and occupancy of rental space located on the Real Property, and
(ii) the rights of others to use any portion of the Property under the terms and provisions of the Permitted Exceptions, and (c) mechanics' liens.

          14. Tax Act Affidavit. At the closing of this sale and purchase, in order to comply with the United States Internal Revenue Code & Treasury Regulations relating to the withholding of a tax equal to ten percent (10%) of the amount realized on the transfer if the transferor (seller) is a foreign person as defined in the United States Internal Revenue Code, Seller and the general partner of Seller shall make, have witnessed and appropriately acknowledged an Affidavit sufficient so that the withholding of a tax is not required upon the disposition of the Property.

          15. Further Covenants And Agreements of Seller. In addition to all other covenants of Seller contained in this Contract, Seller covenants and agrees as follows:

               (a) Seller shall deliver to Buyer within ten (10) days after the Effective Date of this Contract a rent roll (herein "Rent Roll") for the Property signed and certified by Seller as being true and correct, which will include, as of June 1, 1994,
          (i) a computer printout of all tenant leases affecting the Property, and (ii) separate schedules which show (a) all prepaid rents or prepaid payments by tenants, if any, and (b) all unapplied security deposits from tenants, if any, (c) all delinquencies by tenants, if any. And further, Seller agrees, at its sole cost and expense, to deliver to Buyer prior to closing a current updated Rent Roll dated as of a date not earlier than five (5) days prior to closing, signed and certified by Seller as being true and correct.

               (b) At the time of closing Seller shall transfer and convey to Buyer only service contracts on the Property acceptable to Buyer, if any, by instrument of assignment in form as may be reasonably acceptable to Seller and Buyer; however said assignment shall contain terms and provisions providing (i) that Seller as assignor shall agree to indemnify and hold harmless Buyer as assignee from all obligations and liabilities arising out of Seller's performance or failure to perform Seller's obligations under any such contracts and agreements through the Closing Date, and (ii) that Buyer as assignee agrees to indemnify and hold harmless Seller as assignor against any claims or losses arising under any such contracts and agreements from and after the Closing Date. Seller shall, at its sole cost and expense no later than the date of closing, terminate all service contracts on the Property not acceptable to Buyer.

               (c) At the time of closing Seller shall transfer and assign to Buyer all of Seller's right, title and interest in and to all tenant leases in effect, and rents due thereunder, by instrument of assignment in such form as may be reasonably acceptable to Seller and Buyer, however said assignment shall contain terms and provisions providing (i) that Seller as assignor shall agree to indemnify and hold harmless Buyer as assignee from all obligations and liabilities arising out of Seller's performance or failure to perform Seller's obligations as landlord under such leases through the Closing Date, (ii) that Buyer as assignee shall accept the assignment of said leases and agree to perform all of the terms, covenants and conditions of such leases on the part of the Buyer as landlord therein required to be performed from and after the Closing Date, including but not limited to the obligation to repay in accordance with the terms of such leases and rental agreements to tenants thereunder security and other prepaid deposits, but only to the extent such security and other deposits had been disclosed by Seller as assignor and paid or credited to Buyer at closing, and (iii) that Buyer as assignee shall covenant and agree to indemnify, save and hold harmless Seller as assignor from and against any and all losses, liability, claims or causes of action existing in favor of or asserted by the tenants under such leases arising out of or relating to Buyer's failure to perform any of the obligations as landlord under such leases from and after the Closing Date.

               (d) At the time of the closing Seller shall transfer and convey to Buyer all other Contract Rights (excluding service contracts and tenant leases) by instrument of assignment in such form as may be reasonably acceptable to Seller and Buyer; and at the time of closing Seller shall deliver to Buyer a letter addressed to all tenants signed by Seller, advising tenants to make future rental payments as directed by Buyer, and advising all tenants that all tenant security deposits and other prepaid deposits (if any) have been transferred to Buyer. Said letter shall be in such form as may be reasonably acceptable to Seller and Buyer.

               (e) At the time of closing Seller shall deliver to Buyer all original leases and all modifications and amendments thereto, contracts, plans, specifications, brochures and marketing material in the possession of Seller or Seller's managing agent at the Property.

               (f) At the time of closing Seller shall transfer and convey to Buyer title to all Tangible Personal Property by bill of sale without warranty, subject only to the Permitted Exceptions, and such bill of sale shall be in form reasonably acceptable to Seller and Buyer with the inventory list to be used as an attachment to said bill of sale. Seller shall provide Buyer with the inventory list of personal property within ten (10) days of the Effective Date of this Contract.

               (g) Seller shall at the time of closing transfer and assign to Buyer all assignable Business Licenses issued by the appropriate governmental authorities having jurisdiction by instrument of assignment in such form as may be reasonably acceptable to Seller and Buyer. All prepaid fees for Business Licenses which are assignable and are assigned shall be prorated as of the Closing Date.

               (h) Buyer shall at closing deposit with the public utility companies or other companies supplying utilities to the Real Property (herein "Utility Companies") all utility deposits required by the Utility Companies; and all utility deposits deposited with Utility Companies by Seller shall be returned to Seller.

               (i) At the time of closing Seller shall assign to Buyer all refundable tenant security deposits and other refundable prepaid deposits, if any, collected from tenants, together with all interest thereon due tenants, if any, by instrument of assignment in form reasonably acceptable to Seller and Buyer; however said assignment shall contain terms and provisions providing (i) that Seller shall, in such assignment, agree for all acts or omissions of Seller prior to and including the date of said assignment, to indemnify and hold harmless Buyer from and against any and all liability, loss, damages, costs and expenses, including reasonable attorneys' fees, together with all costs and expenses, including reasonable attorneys' fees, in any and all appellate proceedings, (ii) that Buyer shall, in such assignment, (a) agree to hold, keep and account to all tenants for all tenant security deposits and other tenant deposits, if any, together with all interest earned thereon, if any, assigned by Seller to Buyer, and
          (b) agree for all acts or omissions of Buyer after the date of said assignment to indemnify and hold harmless Seller from and against any and all liability, loss, damages, costs and expenses, including reasonable attorneys' fees, together with all costs and expenses, including reasonable attorneys' fees, in any and all appellate proceedings, that Seller may incur by reason of, arising out of or in connection with any claim by any tenant in connection with or related to any such deposit.

               (j) Seller agrees to furnish to Buyer, at Seller's sole cost and expense, within ten (10) days after the Effective Date of this Contract, (i) copies of all executed service contracts affecting the Property, including but not limited to maintenance, landscaping, janitorial and other services, (ii) copies of all tenant leases, and (iii) copies of financial operating statements for the Property for the calendar years 1992 and 1993.

               (k) Seller agrees to furnish to Buyer, at Seller's sole cost and expense, within ten (10) days after the Effective Date of this Contract, copies of the real estate tax statement and tangible personal property tax statement on the Property for the calendar year 1993, whether paid or unpaid.

               (l) Seller agrees to furnish to Buyer at Seller's sole cost and expense, within ten (10) days after the Effective Date of this Contract, copies of all studies and reports in the possession of Seller or Seller's management company, concerning the Property, including but not limited to soil reports, environmental reports, engineering and architectural studies, and surveys.

               (m) Seller agrees to furnish to Buyer, at Seller's sole cost and expense, within ten (10) days after the Effective Date of this Contract, copies of all certificates of occupancy, licenses, permits and approvals in the possession of Seller or Seller's management company, issued by appropriate governmental authorities regarding the Property.

          16. Representations and Warranties, and Further Agreements of Seller. Seller does hereby represent and warrant to, and covenant and agree with Buyer as follows:

               (A) Seller agrees to use its best efforts to obtain and furnish to Buyer at least five (5) days prior to the date of closing an estoppel certificate (herein "Estoppel Certificate") signed by each tenant occupying rental space in the Improvements or using the Improvements on the Real Property under a written lease or rental agreement. The Estoppel Certificate shall be in form prepared by Seller's attorney that is reasonably acceptable to Seller, Buyer and Buyer's attorney. In the event Seller is unable to obtain an Estoppel Certificate from any tenant occupying rental space in the Improvements on the Property, Seller shall provide Buyer with its Estoppel Certificate concerning such tenant(s), and Buyer agrees to accept Seller's Estoppel Certificate as to such tenant(s).

               (B) That Seller has, to the best of its knowledge, complied with all applicable laws, ordinances, regulations, statutes, rules and orders, all requirements of all governmental bodies, boards, agencies and authorities, and all restrictions and material provisions of any agreements pertaining to or affecting the Property; that Seller has not, to the best of Seller's knowledge, violated and has not received any notice of any violation of, any such law, ordinance, regulations, statutes, rule, order, requirement, restriction or provision; and that the Seller is not aware of the presence of any pollutant, contaminant, chemical or other industrial toxic or hazardous substance, material or waste on, in or under the Property or of any condition which is likely to pose a significant threat that the Property may be exposed to any pollutant, contaminant, chemical or other industrial toxic or hazardous substance, material or waste.

               (C) That to the best of Seller's knowledge Seller has not received any notice of nor does Seller have any knowledge of any existing or threatened condemnation involving the Property.

               (D) That the leases of equipment, contracts relating to service, maintenance and operation of the Property and employment and management contracts in connection therewith, if any of the foregoing, copies of which shall be delivered to Buyer under the terms hereof, are all of such leases and contracts affecting the Property, and the copies will be true, complete and accurate copies thereof; that Seller shall not hereafter contract for any services or make any leases for equipment or commitments or obligations therefor which will bind Buyer as a successor in interest with respect to the Property, other than (i) as provided in the Winn-Dixie Lease, and (ii) in connection with the Leasing Earnout as provided in Paragraph "23" hereof, and (iii) equipment leases and service and maintenance contracts which Buyer has either approved or which are cancelable without penalty within thirty (30) days or less after giving notice thereof.

               (E) That from and after the date of full execution of this Contract by Seller and Buyer to the Closing Date Seller shall conduct its business involving the Property as follows, and during such period will, except as provided in this Contract,
          (a) refrain from transferring any of the Property or creating on the Property any easements, liens, mortgages, encumbrances or other interests, except as provided in this Contract, (b) refrain from entering into any contracts exclusive of Leases regarding the Property (other than contracts in the ordinary and usual course of business, and which are cancelable by the owner of the Property without penalty within thirty [30] days after giving notice thereof), (c) continue to meet its contractual obligations and keep in full force and effect the existing fire and extended coverage insurance for the Property, (d) promptly comply with all notices of violation by Seller or the Property of state, city or municipal laws, ordinances, regulations, ordinances or requirements or departments of housing, buildings, fire, labor, health or other state, city or municipal departments or other governmental authorities having jurisdiction against or affecting the Property or the use or operation thereof, reserving the right to challenge issuance of any such notices of violation in its sole discretion, and (e) continue to operate the Property in the same manner and in accordance with the same standards as heretofore.

               (F) That Seller (a) is a limited partnership duly organized and validly existing under and by virtue of the laws of the State of Connecticut, qualified to do business in Florida and (b) is in good standing under the laws of the State of Connecticut and Florida. Seller agrees, at Seller's sole cost and expense prior to the Closing Date, to furnish to Buyer or Buyer's attorney
          (i) a current Certified Copy of the Seller's Limited Partnership Certificate certified by current Certificate of the Connecticut Secretary of State, (ii) a current Certificates of good standing for the Seller issued by the Connecticut Secretary of State and by the Florida Secretary of State. Seller shall deliver to Buyer at closing evidence of its authority to deliver the deed and perform Seller's other obligations under this Contract, in form and substance reasonably satisfactory to Buyer and the Title Company.

               (G) CIGNA Realty Resources, Inc.-Fifth ("CIGNA Realty") is a corporation duly organized and validly existing under and by virtue of the laws of the State of Delaware, (b) is in good standing under the laws of the State of Delaware, qualified to do business in Florida, if required and in active status under the laws of the State of Florida, and (c) is the sole general partner of Seller. CIGNA Realty, as the general partner of Seller, agrees, at its sole cost and expense prior to the Closing Date, to furnish to Buyer or Buyer's attorney (i) a current Certificate of good standing for CIGNA Realty issued by the Delaware Secretary of State, and (ii) a current Certificate of active status issued by the Florida Secretary of State, if applicable.

               (H) The representations and warranties set forth above in this Paragraph "16" (a) are true and correct as of the Effective Date of this Contract, (b) shall be continuing and true and correct as of the Closing Date, (c) shall be deemed reaffirmed by Seller at closing by the delivery of the deed of conveyance, and
          (d) shall survive the closing for a period of one [1] year thereafter.

          17.  Buyer's Representations, Warranties and Additional
Covenants. Buyer does hereby represent and warrant to and covenant and agree with Seller as follows:

               Buyer (a) is a corporation duly organized and validly existing under and by virtue of the laws of the State of Florida,
          (b) is in active status under the laws of the State of Florida,
          (c) has made all filings and paid all taxes required by the State of Florida. Buyer agrees, at Buyer's sole cost and expense prior to the Closing Date, to furnish to Seller or Seller's attorney
          (i) a Certified Copy of Buyer's Articles of Incorporation certified by a current Certificate of the Florida Secretary of State, and (ii) an original current Certificate of active status for Buyer issued by the Florida Secretary of State.

          18. Condemnation. If at any time prior to the delivery of the executed deed of conveyance to Buyer as herein provided the Real Property herein described or any part thereof is taken by eminent domain, or if any preliminary steps in any taking by eminent domain of the Real Property herein described or any part thereof occurs prior to such delivery, Buyer may, at its option, exercised within ten (10) days after receipt by Buyer of written notice from Seller of such fact (if Buyer receives such notice from Seller within ten [10] days prior to closing, the Closing Date shall be extended in order to provide Buyer the aforesaid ten [10] days), rescind this Contract; and upon such rescission the Deposit paid by Buyer under the terms hereof shall be returned to Buyer upon demand and all rights and liabilities arising hereunder shall terminate. Seller shall notify Buyer in writing of any such taking by eminent domain and all steps preliminary thereto as soon as the Seller receives notice thereof. In the event Buyer does not elect to rescind this Contract under such circumstances, Buyer shall be entitled to all proceeds received or to be received from any condemning authority, and Seller shall (i) pay to Buyer at closing all such proceeds received by Seller, and (ii) assign to Buyer all such proceeds to be thereafter received from any condemning authority, by instrument of assignment in form reasonably acceptable to Buyer.

          19. Buyer's Additional Rights. After the Effective Date of this Contract Buyer shall have the following additional rights:

               (1) The right to have the Property inspected by an engineer or engineers, architect or architects, or other representatives selected by Buyer (herein collectively referred to as the "Representatives"), at Buyer's sole cost and expense; and the Representatives may enter upon the Real Property and the Improvements thereon at all reasonable times and do all things reasonably necessary in connection with said inspection or inspections; and Seller and its agents and employees shall cooperate with Buyer and its Representatives in connection with such inspection or inspections (such inspection or inspections by said Representatives are herein collectively referred to as the "Inspections"); and

               (2) The right to have the tenant Leases affecting the Real Property and the Improvements thereon and the books and records of Seller and the financial information appurtenant to the operation of the Property, management reports, prior cam reports, licenses and certificates of occupancy which are in the possession of Seller or Seller's managing agent at the Property examined by an accountant or accountants, representative or representatives selected by Buyer (herein collectively referred to as the "Representatives"), at Buyer's sole cost and expense; and the Representatives may enter upon the Real Property and the Improvements thereon at all reasonable times and do all things reasonably necessary in connection with such examination or examinations; and Seller and its agents and employees shall cooperate with Buyer and its Representatives in connection with such examination or examinations (said examination or examinations by said Representatives are herein collectively referred to as the "Examinations"); and

               (3) The following rights: (i) to have the zoning laws and other laws and ordinances, orders or requirements affecting the Real Property and the Improvements thereon, licenses, permits, Certificates of Occupancy and other permits for the development, use and operation of the Property and all service and maintenance contracts, if any, and all equipment leases, if any, reviewed by an attorney or attorneys or representative or representatives (all herein collectively referred to as the "Representatives") selected by Buyer, at Buyer's sole cost and expense, and (ii) to fully explore and examine the marketing feasibility of the Property by a representative or representatives of Buyer (all herein collectively referred to as the "Representatives") at Buyer's sole cost and expense; and the Representatives may enter upon the Real Property and the Improvements thereon at all reasonable times and do all things reasonably necessary in connection with such Review. Seller and its agents and employees shall cooperate with Buyer and its Representatives in connection with any such review by such Representatives (said review by the Representatives is herein referred to as the "Review").

               The Inspections, the Examinations and the Review are hereinafter sometimes collectively referred to as "Feasibility Study"; and the period for such Feasibility Study shall (a) commence on the Effective Date of this Contract, and (b) terminate (herein "Termination Date") thirty
(30) days after Seller furnishes to Buyer the last of the following:
(i) the Rent Roll as provided in Subparagraph "15(a)" hereof, (ii) the Personal Property Inventory as provided in Subparagraph "15(f)" hereof,
(iii) copies of all Service Contracts, Tenant Leases and Financial Operating Statements as provided in Subparagraph "15(j)" hereof,
(iv) copies of the real estate tax statement and tangible personal property tax statement on the Property for the calendar year 1993 as provided in Subparagraph "15(k)" hereof, (v) copies of all studies and reports in the possession of Seller or Seller's management company as provided in Subparagraph "15(l)" hereof, and (vi) copies of all certificates of occupancy, licenses, permits and approvals in the possession of Seller or Seller's management company as provided in Subparagraph "15(m)" hereof (herein sometimes referred to as "Due Diligence Period").

               Buyer shall, no later than the Termination Date, notify Seller in writing whether the Inspections, Examinations and Review are satisfactory to Buyer; and in the event Buyer shall fail to so notify Seller, Buyer shall be deemed to have found such Inspections, Examinations and Review satisfactory. This Contract is specifically conditioned upon such Inspections, Examinations and Review being satisfactory to Buyer, in Buyer's sole discretion; and if for any reason whatsoever the Inspections or Examinations or Review are not satisfactory to Buyer, and provided Buyer provides written notice thereof to Seller no later than the Termination Date, the Initial Deposit paid by Buyer under the terms hereof, together with all interest earned thereon, shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate.

               During the Due Diligence Period the Initial Deposit received by Escrow Agent, together with all interest earned thereon, shall be refundable to Buyer if Buyer (i) determines in its sole discretion not to purchase the Property, and (ii) notifies Seller in writing no later than the Termination Date that Buyer has determined not to purchase the Property; however, if (1) Buyer determines within the Due Diligence Period that the Feasibility Study for the Property is satisfactory to Buyer, or
(2) Buyer is deemed to have found said Feasibility Study satisfactory as provided by the terms and provisions of this Contract, the Initial Deposit and all interest earned thereon shall be (a) non-refundable except as herein provided, and provided the Seller is not in default under any of the terms and provisions of this Contract, and (b) Buyer shall deposit the Additional Deposit with Escrow Agent on or before the Termination Date, and
(c) the Deposit shall be credited on the Purchase Price for the Property at closing.

               In connection with conducting the Feasibility Study, Buyer and its Representatives shall: (a) not injure or damage the Property; (b) give Seller reasonable oral or written notice of the date, time and proposed activities on the Property, (c) coordinate the Feasibility Study with Mark V. DePucchio of CIGNA Investments, Inc., (d) not interfere with the Seller's conduct of its business on the Property or with the conduct of the tenants' business on the Property; (e) restore the Property to the condition in which it was found before the Inspections, Examinations and Review were conducted; (f) not permit any liens to attach to the Property by reason of Buyer's exercise of its rights under this Paragraph "19"; (g) comply with all federal, state and local laws, regulations and ordinances, and with prudent practices; and (h) not disclose the results of the Inspections, the Examinations or the Review to any party other than Buyer's Representatives or Buyer's attorneys, or to Seller or Seller's attorneys, except to the extent required by subpoena or other legal process. Seller shall have the right, but shall not be obligated, to have a representative present during the Inspections, the Examinations and the Review of the Property. Buyer agrees to indemnify and hold Seller and the Property free and harmless of and from any claim, liability and expenses either involving bodily injury or property damage arising out of Buyer's Feasibility Study activities. The Buyer's indemnity obligations found in this Paragraph "19" shall survive closing under this Contract or termination of this Contract by Seller or Buyer.

          20. Approval of Leases by Buyer. After the Due Diligence Period, provided (i) Buyer has not terminated this Contract under the terms of Paragraph "19" hereof, and (ii) Buyer has deposited with Escrow Agent the Additional Deposit as provided in Paragraph "1" hereof, Seller shall not enter into a lease with any tenant for rental space in the Improvements on the Real Property without Buyer's prior approval of any such lease, which approval shall not be unreasonably withheld or delayed; provided, however, if the terms and provisions of any such lease comply with the terms and provisions of Paragraph "23" hereof, such lease shall be deemed approved by Buyer.

          21.  Conditions to Closing.  If, as of the date of closing
(i) any tenant or tenants occupying more than ten thousand (10,000) square feet of leasable area in the aggregate are in material default or vacate the premises or cancel their leases, or (ii) any other material adverse change in the Property occurs, Buyer may, by written notice to Seller no later than the date of closing, terminate this Contract; and upon such termination the Deposit shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate.

          22. Consent and Approval of Equitable. Reference is made to the Mortgage Loan evidenced and secured by the Loan Documents owned and held by Equitable as set forth in Subparagraph "2(A)" hereof. Seller and Buyer acknowledge and agree that:

               (a) the Mortgage Loan (i) matured under the terms of the Loan Documents, and (ii) is not in good standing;

               (b) the Mortgage Loan has not been reinstated, and Seller has and shall have no obligation to take any action to reinstate the Mortgage Loan; and

               (c) Buyer desires to (i) purchase the Property subject to the Mortgage Loan, and (ii) assume the Mortgage Loan as provided in Paragraph "2" hereof.

               Therefore, this Contract is specifically conditioned upon Buyer obtaining from Equitable and furnishing to Seller no later than thirty (30) days after the Due Diligence Period as provided in Paragraph "19" hereof the written commitment of Equitable acceptable to and accepted by Buyer, containing terms and provisions wherein and whereby (i) the Mortgage Loan shall be reinstated, (ii) the Loan Documents shall be modified to change the terms and provisions thereof to permit Buyer to assume the Mortgage Loan and to change the terms and provisions thereof in a manner satisfactory to Buyer in its sole and absolute discretion (herein "Equitable's Consent and Approval"). Buyer shall pay all charges incident to the reinstatement and assumption of the Mortgage Loan and the modification of the Loan Documents, including, without limitation, any and all service fees and other fees payable to Equitable, and any and all costs in connection with the closing thereof.

               In the event Buyer is unable to obtain and furnish to Seller Equitable's said Consent and Approval satisfactory to Buyer in its sole and absolute discretion within thirty (30) days after the Due Diligence Period, Buyer or Seller may terminate this Contract by written notice to the other; and upon such termination the Initial Deposit paid by Buyer shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate.

               Further, in the event (i) Buyer obtains and furnishes to Seller the Consent and Approval of Equitable as herein provided, (ii) Buyer pays to Escrow Agent the Additional Deposit as provided in this Contract, and (iii) Equitable fails or refuses to close the Mortgage Loan Modification and Assumption contemporaneously with the closing of the sale and purchase of the Property under the terms of this Contract, Seller or Buyer may by written notice to the other terminate this Contract, and upon such termination the Deposit paid by Buyer under the terms hereof shall be returned to Buyer and thereupon all rights and liabilities arising hereunder shall terminate.

          23. Leasing Earnout. Seller has advised Buyer and Buyer acknowledges that Seller is currently negotiating the terms and provisions of a lease or leases (herein individually "New Lease" or collectively "New Leases") for space in the Promenades Plaza with Fawcett Hospital or an affiliate thereof, as "Tenant" (herein "Fawcett") in addition to the existing leases (herein "Existing Leases") with existing tenants ("Existing Tenants") as will be shown on the Rent Roll to be furnished to Buyer by Seller under the terms of Subparagraph "15(a)" hereof.

               In the event a New Lease is executed by Fawcett prior to or after the closing of this sale and purchase, Buyer shall pay to Seller in addition to the Purchase Price as provided in Paragraph "2" hereof, at the closing or thereafter, as may be applicable, additional sums (herein "Leasing Earnout") subject to the following terms and provisions:

               A. The Leasing Earnout shall be computed on net rentals for the New Leases in 10,000 square foot increments up to a maximum of 30,000 square feet.

               B. The New Leases shall be limited to the areas or bays numbered 3-9, 25, 41-48 as shown on the Sketch of Promenades Plaza attached hereto and made a part hereof as Exhibit A (herein "Tenant Spaces"); and in the event of a closing of the purchase of the Property by Buyer under the terms of this Contract prior to October 30, 1994, Buyer shall not, prior to October 30, 1994,
          (i) negotiate any lease with any prospective tenant other than Fawcett for said Tenant Spaces, or (ii) offer to lease said Tenant Spaces to any prospective tenant other than Fawcett.

               C. The Leasing Earnout to be paid by Buyer to Seller shall be seventy-five percent (75%) of the valuation increase for the first increment, then fifty percent (50%) and twenty-five percent (25%) respectively for the second and third increments; and the valuation shall be based on a thirteen percent (13%) capitalization rate computed only on the Base Rent ["Base Rent" is defined as the average rent payable by Fawcett under all leases based on the average rent payable on each lease for the first five (5) years of the term of each lease], provided the New Leases are for a minimum lease term of five (5) years.

               D. Any New Lease must be a true triple-net lease providing a net rental income to the Buyer of not less than Six Dollars ($6.00) per square foot. The total cumulative amount of all tenant allowances for all New Leases shall not exceed the sum of Two Hundred Thousand Dollars ($200,000.00); and each New Lease shall be in form and content acceptable to Buyer in its reasonable discretion.

               E. Any Leasing Earnout payable to Seller under the terms hereof shall be reduced by (i) the loss of income due to the relocation of any Existing Tenant, (ii) the amount of Buyer's actual cost associated with tenant improvements and other relocation expenses after closing, (iii) the amount of the actual loss to Buyer resulting from the termination of any Existing Lease, and (iv) leasing commissions [Seller shall be responsible for all leasing commissions payable under all New Leases for the first five-(5)-year term thereof, and Buyer shall be responsible for all other leasing commissions payable on all New Leases]. A copy of the sample Leasing Earnout calculations is attached hereto and made a part hereof as Exhibit B.

               F. Any Leasing Earnout payable to Seller by Buyer under the terms hereof shall be due and payable upon the acceptance of and the execution of any such New Lease by Fawcett, provided, however, any Leasing Earnout due and payable to Seller under the terms hereof prior to closing shall be paid by Buyer to Seller at closing.

               G. Any New Lease shall not violate any exclusive use clause existing in any one of the Existing Leases.

               H. All New Leases must be executed no later than December 31, 1995.

               I. All of the terms and provisions of this Paragraph "23" shall survive the closing of the sale and purchase of the Property under the terms of this Contract.

          24.  Winn-Dixie Lease.  Reference is made to the following:

               A. That certain Lease (herein "Original Lease") dated June 17, 1975 by and between Winn-Dixie Stores, Inc., a Florida corporation, as "Tenant" (herein "Winn-Dixie"), and General Development Corporation, a Delaware corporation (herein "General Development"), wherein and whereby General Development did lease and demise unto Winn-Dixie those certain premises therein more particularly described, located in a shopping center development now known as "Promenades Plaza Shopping Center" (herein "Shopping Center"), situate near the northwesterly corner of the intersection of Harbor Boulevard and U.S. Highway #41 (North Tamiami Trail) in the County of Charlotte, State of Florida, for an initial term of twenty (20) years commencing upon a date of completion of certain construction and upon such other terms and conditions and for the rentals as set forth therein, and a Short Form of said Original Lease being recorded in Official Records
          Book 496 on Page 352 of the Public Records of Charlotte County, Florida; which said Original Lease was thereafter modified and amended by (i) Letter Agreement dated July 7, 1975 (herein "July 7 Letter Agreement"),
          (ii) Letter Agreement dated November 3, 1975 (herein "November 3 Letter Agreement"), (iii) Letter Agreement dated March 2, 1976 (herein "March 2 Letter Agreement"), (iv) First Amendment to Lease and First Amendment to Short Form Lease dated April 2, 1976 (herein "First Amendment"), (v) Attornment Agreement dated May 20, 1976 (herein "Attornment Agreement"),
          (vi) Supplemental Lease Agreement dated October 18, 1976 (herein "Supplemental Agreement"), (vii) Second Amendment to Lease (herein "Second Amendment") dated May 2, 1989 by and between Seller as Landlord and Winn-Dixie as Tenant, and (viii) Third Amendment to Lease by and between Seller as Landlord and Winn-Dixie as Tenant, executed by Seller on October 12, 1993 and executed by Winn-Dixie on October 18, 1993 (herein "Third Amendment to Lease"), a copy of which is attached hereto and made a part hereof as Exhibit C [said Original Lease, as modified and amended by the July 7 Letter Agreement, the November 3 Letter Agreement, the March 2 Letter Agreement, the First Amendment, the Attornment Agreement, the Supplemental Agreement, the Second Amendment and the Third Amendment to Lease, may hereinafter sometimes be referred to as the "Winn-Dixie Lease"].

               B. The Winn-Dixie Expansion Improvements (herein "Winn-Dixie Expansion Improvements") as described and defined in the Third Amendment to Lease.

               C. Landlord Improvements (herein "Landlord Improvements") as described and defined in the Third Amendment to Lease.

               D. The Reimbursement Payment (herein "Reimbursement Payment") as described and defined in the Third Amendment to Lease.

 Contract, Seller and Buyer covenant and agree as follows relative to the Winn-Dixie Lease, to-wit:

               (1) Buyer acknowledges that Seller has delivered to Buyer a copy of the plans and specifications for the Winn-Dixie Expansion Improvements as provided and defined in the Third Amendment to Lease (herein "Winn-Dixie's Plans and Specifications"); and Buyer hereby approves said Winn-Dixie's Plans and Specifications. Seller shall furnish Buyer a copy of any amendment or modification of the Winn-Dixie's Plans and Specifications (herein "Amendment"); and Buyer agrees to approve any such Amendment if any such Amendment is reasonably required by Seller, by notice in writing to Seller within ten (10) days after the receipt by Buyer of any such Amendment.

               (2) Buyer acknowledges that Seller has delivered to Buyer a copy of the plans and specifications for the Landlord Improvements as provided and defined in the Third Amendment to Lease (herein "Landlord's Plans and Specifications"); and Buyer hereby approves said Landlord's Plans and Specifications. Seller shall furnish Buyer a copy of any amendment or modification of the Landlord's Plans and Specifications (herein "Amendment"); and Buyer agrees to approve any such Amendment if any such Amendment is reasonably required by Seller, by notice in writing to Seller within ten (10) days after the receipt by Buyer of any such Amendment.

               (3) Buyer acknowledges and agrees that if (i) the Reimbursement Payment is due and payable to Winn-Dixie under the terms of the Third Amendment to Lease prior to closing under the terms of this Contract, and (ii) Seller elects not to make said Reimbursement Payment to Winn-Dixie as provided under the terms and provisions of the Third Amendment to Lease, Winn-Dixie shall have the right to withhold payment monthly of the Rent Differential [as defined under the terms and provisions of the Third Amendment to Lease]. If Seller elects not to make said Reimbursement Payment to Winn-Dixie, Seller shall notify Buyer of its election by notice in writing within the first twenty (20) days of the thirty-(30)-day period as provided in Subparagraph "2.H" of the Third Amendment to Lease.

               (4)  At the closing of the sale and purchase of the
          Property:

                    (A) Seller shall transfer and assign to Buyer all of Seller's right, title and interest in and to the Winn-Dixie Lease and the rents due thereunder, which Seller represents are assignable, by instrument of assignment in such form as may be reasonably acceptable to Seller and Buyer; however said assignment shall contain terms and provisions providing
               (i) that Seller as assignor shall agree to indemnify and hold harmless Buyer as assignee from all obligations and liabilities arising out of Seller's performance or failure to perform Seller's obligations as landlord under the Winn-Dixie Lease through the Closing Date, except for the obligations of Seller under the terms of the Third Amendment to Lease assumed by Buyer under the terms hereof; (ii) that Buyer as assignee shall accept the assignment of the Winn-Dixie Lease and agree to perform all of the terms, covenants and conditions of said Winn-Dixie Lease on the part of Buyer as landlord therein required to be performed from and after the Closing Date, including but not limited to (a) the obligation to pay Winn-Dixie the Reimbursement Payment upon completion of the Winn-Dixie Expansion Improvements by Winn-Dixie under the terms of, as described and defined in the Third Amendment to Lease, (b) the obligation to install, construct and complete the Landlord Improvements and pay the cost therefor (herein "Landlord Improvements Cost") as described and defined in the Third Amendment to Lease, and
               (c) the obligation to repay Winn-Dixie in accordance with the terms of the Winn-Dixie Lease security and other prepaid deposits, if any, but only to the extent such security and other deposits have been disclosed by Seller as assignor and paid or credited to Buyer at closing; and (iii) that Buyer as assignee shall covenant and agree to indemnify, save and hold harmless Seller as assignor from and against any and all losses, liabilities, claims and causes of action existing in favor of or asserted by Winn-Dixie under the Winn-Dixie Lease, arising out of or relating to Buyer's failure to perform any of the obligations of landlord under the Winn-Dixie Lease from and after the Closing Date, including but not limited to (a) the obligation to pay Winn-Dixie the Reimbursement Payment as described and defined in the Third Amendment to Lease, and (b) the obligation to install, construct and complete the Landlord Improvements and pay the Landlord Improvements Cost as described and defined in the Third Amendment to Lease.

                    (B) Buyer shall reimburse and pay Seller any portion of the Landlord Improvements Cost expended by Seller in connection with the installation, construction and completion of the Landlord Improvements as described and defined in the Third Amendment to Lease, together with all costs for construction administration. Seller shall, within fifteen (15) days prior to the closing under the terms of this Contract, furnish to Buyer a budget for the Landlord Improvements Cost, which Landlord Improvements Cost shall not exceed the sum of One Hundred Twenty-Five Thousand Dollars ($125,000.00).

                    (C) Buyer shall reimburse and pay to Seller any portion of the Reimbursement Payment paid by Seller to Winn-Dixie under the terms of the Third Amendment to Lease.

               (5) In the event of a closing of the purchase of the Property by Buyer under the terms of this Contract, Buyer shall pay Trammell Crow on the New Rent Commencement Date [as defined in the Third Amendment to Lease] the balance of the leasing commission due Trammell Crow in connection with the Winn-Dixie Lease in the amount of Twelve Thousand Five Hundred Dollars ($12,500.00). The terms and provisions of this Sub-subparagraph "24(5)" shall survive the closing of the sale and purchase of the Property under the terms of this Contract.

          25. Radon Gas Disclosure. As required by Florida Law, the following is notification regarding radon gas:

          Radon Gas: Radon is a naturally-occurring radioactive gas that, when it has accumulated in the building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

          26.  Disclaimer of Warranties; "As Is" Conveyance.

               (A) Buyer warrants, acknowledges and agrees that Buyer is purchasing the Property in "As Is" condition and "With All Faults," as of the Closing Date, and specifically and expressly without any warranties, representations or guaranties, either express or implied, of any kind, nature or type whatsoever from or on behalf of Seller except as contained and provided in this Contract. Buyer further acknowledges and agrees that Buyer has not relied and is not relying upon any information, documentation, sales brochure or other literature, maps or sketches, surveys, projections, statements, representations, guaranties or warranties (whether expressed or implied, oral or written, material or immaterial) that may have been given by or made by or on behalf of Seller, including, without limitation, any statements made by or on behalf of the Broker or by or on behalf of any management entity employed by Seller, except as contained and provided in this Contract.

               (B) Buyer acknowledges and agrees that, except as contained and provided in this Contract, Seller has not, does not and will not make any warranties or representations, express or implied, or arising by operation of law, including but not limited to any warranty of condition, marketability, habitability or fitness for a particular use, or with respect to the value, profitability or marketability of the Property, except as contained and provided in this Contract; and Buyer further acknowledges that, except as herein provided, the Seller has not, does not and will not make any representation or warranty with respect to compliance with any environmental protection, pollution or land-use laws, rules, regulations, orders or requirements, including but not limited to those pertaining to the handling, generating, treating, storage or disposal of any hazardous waste or toxic substance.

          27. Notices. Any notice or demand to be given or that may be given hereunder shall be in writing and shall be (i) delivered by hand, or
(ii) delivered through the United States mail, postage prepaid, certified, return receipt requested, or (iii) delivered through or by Federal Express, Express Mail, Airborne, Emery, Purolator or other expedited mail or package service, addressed to the parties as follows:

               If to Seller:       Connecticut General Realty
                                     Investors - III Limited
                                     Partnership
                                   c/o CIGNA Investments, Inc.
                                   Attention:  Thomas W. Johnson,
                                               Mark V. DePucchio and
                                               Bruce A. Douglas, Esq.
                                   900 Cottage Road
                                   Bloomfield, CT  06002
                                   Telephone: (203) 726-6161


                    Copy to:       Joseph B. Cofer, Esquire
                                   Carlton, Fields, Ward, Emmanuel,
                                     Smith & Cutler, P.A.
                                   One Harbour Place
                                   777 So. Harbour Island Boulevard
                                   Tampa, Florida  33602
                                   or P.O. Box 3239
                                   Tampa, Florida  33601
                                   Telephone: (813) 223-7000 ext. 146


               If to Buyer:        Sterling Equities, Inc.
                                   Attention:  A. David Kosoy
                                   303 Royal Poinciana Plaza
                                   Palm Beach, FL  33480
                                   Telephone: (407) 835-1810


                    Copy to:       Honigman Miller Schwartz & Cohn
                                   Attention:  Carl Angeloff, P.A.
                                               or
                                               Neil W. Platock, P.A.
                                   222 Lakeview Avenue / Suite 800
                                   West Palm Beach, FL  33401-6112
                                   Telephone:  (407) 838-4500

               If to
               Escrow Agent:       Joseph B. Cofer, Esquire
                                   Carlton, Fields, Ward, Emmanuel,
                                     Smith & Cutler, P.A.
                                   One Harbour Place
                                   777 So. Harbour Island Boulevard
                                   Tampa, Florida  33602
                                   or P.O. Box 3239
                                   Tampa, Florida  33601
                                   Telephone: (813) 223-7000 ext. 146


               If to Broker:       CSC Realty Partners, Inc.
                                   Attention:  John Collins and

                                               Steve Corzette
                                   450 North Park Road
                                   Suite 301
                                   Hollywood, Florida  33021
                                   Telephone: (305) 961-5555


                    Copy to:       Sterling Realty Services, L.C.
                                   303 Royal Poinciana Plaza
                                   Palm Beach, FL  33480
                                   Telephone: (407) 835-1810

Any notice or demand to be given or that may be given hereunder shall be deemed complete (i) three days after depositing any such notice or demand in the United States mail with proper postage affixed thereto, certified, return receipt requested, or (ii) upon depositing any such notice or demand with Federal Express, Express Mail, Airborne, Emery, Purolator or other expedited mail or package delivery, or (iii) upon hand-delivery to the appropriate address as herein provided. Any party hereto may change said address by notice in writing to the other parties in the manner herein provided.

          28. Attorneys' Fees And Costs. In the event of any litigation arising out of this Contract, the prevailing party shall be entitled to recover all costs incurred in connection with such litigation, including reasonable attorneys' fees and reasonable paralegal fees, and together with all costs, including reasonable attorneys' fees and reasonable paralegal fees, for any and all appellate proceedings.

          29. Escrow Agent. Escrow Agent hereby acknowledges receipt by Escrow Agent of the Initial Deposit paid by Buyer to be applied on the Purchase Price of the Property under the terms hereof. Escrow Agent agrees to hold, keep and deliver the Deposit and all other sums delivered to it pursuant hereto in accordance with the terms and provisions of this Contract. Escrow Agent shall not be entitled to any fees or compensation for its services hereunder. Escrow Agent shall be liable only to hold said sums and deliver the same to the parties named herein in accordance with the provisions of this Contract, it being expressly understood that by acceptance of this agreement Escrow Agent is acting in the capacity of a depository only and shall not be liable or responsible to anyone for any damages, losses or expenses unless same shall have been caused by the gross negligence or willful malfeasance of Escrow Agent. In the event of any disagreement between Buyer and Seller resulting in any adverse claims and demands being made in connection with or for the monies involved herein or affected hereby, Escrow Agent shall be entitled to refuse to comply with any such claims or demands so long as such disagreement may continue; and in so refusing Escrow Agent shall make no delivery or other disposition of any of the monies then held by it under the terms of this Contract, and in so doing Escrow Agent shall not become liable to anyone for such refusal; and Escrow Agent shall be entitled to continue to refrain from acting until
(a) the rights of the adverse claimants shall have been finally adjudicated in a court of competent jurisdiction of the monies involved herein or affected hereby, or (b) all differences shall have been adjusted by agreement between Seller and Buyer, and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto. Escrow Agent shall have a period not exceeding three (3) Business Days after receipt by Escrow Agent of any notice or request to perform any act or disburse any portion of the monies held by Escrow Agent under the terms of this Contract. Further, Escrow Agent shall have the right at all times to pay all sums held by it (i) to the appropriate party under the terms hereof, or (ii) into any court of competent jurisdiction after a dispute between or among the parties hereto has arisen, whereupon Escrow Agent's obligations hereunder shall terminate.

               Seller and Buyer jointly and severally agree to indemnify and hold harmless said Escrow Agent from any and all costs, damages and expenses, including reasonable attorneys' fees, that said Escrow Agent may incur in its compliance of and in good faith with the terms of this agreement; provided, however, this indemnity shall not extend to any acts of gross negligence or willful malfeasance on the part of the Escrow Agent.

               Buyer acknowledges that Escrow Agent is the attorney for Seller; and Buyer agrees that Escrow Agent shall not be disqualified from representing Seller in any action arising out of or relating to this Contract by virtue of Escrow Agent's having acted as Escrow Agent hereunder; and Buyer consents to the representation of Seller by Escrow Agent in any such action.

          30.  Miscellaneous.

               (A) No agreements, unless incorporated in this Contract, shall be binding upon the parties hereto.

               (B) Buyer may assign all of its rights under this Contract to Sterling Promenades Limited Partnership, a Florida limited partnership, of which Sterling III Florida, L.C., a Florida limited liability company, is the sole general partner (herein "Assignee"), provided (i) Buyer notifies Seller in writing at least fifteen [15] days prior to the date of closing of such assignment to Assignee, and (ii) Buyer shall continue to be liable and responsible under the terms of this Contract; however, Buyer shall not otherwise assign this Contract or any of Buyer's rights hereunder without the prior written consent of Seller.

               (C) This Contract shall be effective as of the date of the signing of this Contract by the last to sign of Seller, Buyer, Escrow Agent, CSC and Sterling Realty (herein "Effective Date"). In computing any period of time prescribed by the terms and provisions of this Contract, the day from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included unless it is a Saturday or a Legal Holiday ("Legal Holiday" shall mean any legal holiday designated in Section 683.01, Fla. Stat., and such other legal holiday as may be designated by law applicable to Charlotte County where the Property is located); in which event the period shall run until the end of the next day which is not a Saturday or Legal Holiday. In the event any day on which any act is to be performed by Seller or Buyer under the terms of this Contract is a Saturday or Legal Holiday, the time for the performance by Seller or Buyer of any such act shall be extended to the next day which is not a Saturday or Legal Holiday. "Business Days" are defined as Monday through Friday exclusive of any Legal Holiday.

               (D) This Contract may be executed in any number of counterparts, each of which, when executed, shall be an original; and all of which, taken together, shall constitute one and the same instrument as if all parties hereto had executed the same instrument; and any party or signatory hereto may execute this Contract by signing any such counterpart.

               (E) If this Contract or a counterpart hereof is not executed by Seller, Buyer, Escrow Agent, CSC, and Sterling Realty and an executed copy or executed counterparts thereof delivered to Joseph B. Cofer, Esquire - Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., One Harbour Place, 777 So. Harbour Island Boulevard, Tampa, Florida, 33602, on or before 5:00 p.m. DST on __________________, 1994, the Initial Deposit, if paid by Buyer, shall at the option of Buyer be returned to Buyer and thereupon this Contract shall be null and void.

               (F) This agreement shall be binding upon and its benefits and advantages shall inure to the successors and assigns of the parties hereto. Whenever used herein the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

          EXECUTED by Seller on ______________, 1994.

          EXECUTED by Buyer on ______________, 1994.

          EXECUTED by Escrow Agent on ______________, 1994.

          EXECUTED by CSC on ______________, 1994.

          EXECUTED by Sterling Realty on _______________, 1994.

Signed, sealed and delivered
    in the presence of:
                                   CONNECTICUT GENERAL REALTY
                                   INVESTORS - III LIMITED
                                   PARTNERSHIP, a Connecticut
                                   limited partnership

                                   By:  Cigna Realty Resources, Inc. -
                                        Fifth, a Delaware corporation,
                                        general partner


                                        By:                    (SEAL)
____________________________            John D. Carey
As to "Seller"                          President

                                             [Corporate Seal]

                                        "SELLER"



                                   STERLING EQUITIES, INC., a
                                   Florida corporation


                                   By:                          (SEAL)
                                   Name:
As to "Buyer"                      Title:

                                        "BUYER"



                                        CARLTON, FIELDS, WARD, EMMANUEL,
                                        SMITH & CUTLER, P.A.


                                        By:                          (SEAL)
                                             Joseph B. Cofer, Esquire
          As to "Escrow Agent"

                                             "ESCROW AGENT"

                                        CSC REALTY PARTNERS, INC., a
                                        Florida corporation


                                        By:                          (SEAL)
                                             Name:
          As to "Broker"                     Title:

                                                  [Corporate Seal]

                                             "CSC" OR "BROKER"



                                        STERLING REALTY SERVICES, L.C.


                                        By:                          (SEAL)
                                             Name:
                                             Its:

                                             "STERLING REALTY"

                                 AMENDMENT TO CONTRACT
                         FOR PURCHASE AND SALE OF REAL ESTATE


               THIS AGREEMENT supplements and amends that certain Contract for Purchase and Sale of Real Estate ("Contract") by and among CONNECTICUT GENERAL REALTY INVESTORS III LIMITED PARTNERSHIP, a Connecticut limited partnership ("Seller"), STERLING EQUITIES, a Florida general partnership ("Buyer"), as assignee of Sterling Equities, Inc., a Florida corporation, and CARLTON, FIELDS, WARD, EMMANUEL, SMITH AND CUTLER, P.A. ("Escrow Agent") having an Effective Date of July 19, 1994, pertaining to the sale and purchase of the following described real property, lying and being in Charlotte County, Florida: Parcel 1 of PORT CHARLOTTE PLAZA
          SECTION 7, a commercial subdivision lying in Section 22, Township 40 South, Range 22 East, Charlotte County, Florida, as per map or plat thereof recorded in Plat Book 16, on Pages 61A and 61B of the Public Records of Charlotte County, Florida, and re-recorded in Plat Book 16, Pages 63A and 63B of the Public Records of Charlotte County, Florida.

                                Preliminary Statements

               Buyer and Seller desire to amend the Contract as hereinafter set forth. Any capitalized terms not defined in this Agreement shall have the meaning set forth in the Contract.

                                 W I T N E S S E T H:

               NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and Seller agree as follows:

               1. The foregoing preliminary statements are true, correct and incorporated herein by reference.

               2. The Termination Date of the Due Diligence Period is hereby amended to be September 21, 1994. The closing date, under the First Closing Period, is hereby amended to be September 21, 1994. Buyer shall retain the right to close during the Extended Closing Period as provided in the Contract, so long as it delivers is written notice to Seller no later than September 21, 1994.

               3. This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be and constitute one and the same document; and any facsimile copies of this Agreement and any signatures hereon shall be considered for all purposes as originals.

               4. This Agreement amends the Contract to the extent that the Contract is inconsistent herewith; otherwise, the Contract remains unchanged and in full force and effect.

               IN WITNESS WHEREOF, the Buyer, Seller and Escrow Agent have executed and delivered this Agreement on the dates set forth below:

          Signed, sealed and delivered
          in the presence of:           BUYER:

                                        STERLING EQUITIES, a Florida general
          partnership

                                        By:     Charger Realty, Inc., a
          Florida corporation,
                                            as general partner


          ______________________________        By:
          ___________________________
          Witness                               David A. Kosoy, President


          ______________________________        Date:
          _________________________
          Witness

                                        SELLER:

                                        CONNECTICUT GENERAL REALTY
                                        INVESTORS III LIMITED PARTNERSHIP, a
                                        Connecticut limited partnership

          ______________________________    By:
          ______________________________
          Witness                           Name:
                                            Title:

          ______________________________    Date:
          _____________________________
          Witness


                                        ESCROW AGENT:

                                        CARLTON, FIELDS, WARD, EMMANUEL,
                                        SMITH AND CUTLER, P.A.


          ______________________________    By:
          ______________________________
          Witness                           Name:
                                            Title:

          ______________________________    Date:
          ____________________________
          Witness

                             SECOND AMENDMENT TO CONTRACT
                         FOR PURCHASE AND SALE OF REAL ESTATE


               THIS AGREEMENT supplements and amends that certain Contract for Purchase and Sale of Real Estate by and among CONNECTICUT GENERAL REALTY INVESTORS III LIMITED PARTNERSHIP, a Connecticut limited partnership ("Seller"), STERLING EQUITIES, INC., a Florida corporation ("Original Buyer"), and CARLTON, FIELDS, WARD, EMMANUEL, SMITH & CUTLER, P.A. ("Escrow Agent"), having an Effective Date of July 19, 1994 ("Original Contract").


                                Preliminary Statements:

               Original Buyer assigned all of its right, title and interest in and to the Original Contract to Sterling Equities, a Florida general partnership. Sterling Equities, Seller and Escrow Agent then amended the Original Contract as provided in an Amendment to Contract for Purchase and Sale of Real Estate, executed by Seller on August 18, 1994 and Sterling Equities and Escrow Agent on August 19, 1994 ("First Amendment"). Sterling Equities has assigned all of its right, title and interest in and to the Original Contract, as amended by the First Amendment (as so amended, the "Contract"), to Sterling Promenades Limited Partnership, a Florida limited partnership ("Buyer"). The Seller has not assigned any right, title or interest in or to the Contract.

               Buyer, Seller and Escrow Agent desire to further amend the Original Contract as hereinafter set forth, with the joinder and consent of CSC Realty Partners, Inc., and Sterling Services, L.C. Any capitalized terms not defined in this Agreement shall have the meanings set forth in the Original Contract.


                                 W I T N E S S E T H:

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and Seller agree as follows:

               1. The foregoing preliminary statements are true, correct and incorporated herein by reference.

               2. The Buyer shall pay the Seller at closing in cash $272,000.00, which sum shall be payable in addition to the Purchase Price and in lieu of the Leasing Earnout. In consideration of the Buyer's agreement to pay this additional sum to the Seller at closing, the Seller hereby waives and releases any and all right to claim or receive all or any portion of the Leasing Earnout, which shall never become due and payable, notwithstanding anything to the contrary set forth in the Contract.

               3. The commission payable to CSC Realty Partners, Inc., as described in Section 10 of the Contract, is hereby reduced from $252,000.00 to $202,000.00.

               4. Seller hereby agrees to indemnify Buyer and hold Buyer harmless against any and all loss or damage which Buyer may sustain as a result of any claim for compensation asserted by The Trammell Crow Company or any of its affiliates as a result of any lease which may now or hereafter be entered into by Buyer, as landlord, and Fawcett Hospital or any of its affiliates, as tenant, including, but not limited to, any and all commission or other compensation now or hereafter claimed to be due and owing and all attorneys' fees incurred by Buyer in the defense of any such claim, whether incurred at pre-trial, trial, appellate or post-judgement proceedings.

               5. This Agreement may be executed and delivered in any number of counterparts.

               6. This Agreement amends the Contract to the extent that the Contract is inconsistent herewith; otherwise, the Contract remains unchanged and in full force and effect.

               IN WITNESS WHEREOF, Buyer, Seller and Escrow Agent have executed this Agreement as of the 21st day of September, 1994.

                                        BUYER:

                                        Sterling Promenades Limited
                                        Partnership, a Florida limited
                                        partnership

                                        By:     Sterling III Florida, Inc.,
                                                its sole general partner

                                            By:
          Witness                                  A. David Kosoy,
          President


                                                                      (SEAL)
          Witness

                                        SELLER:

                                        Connecticut General Realty Investors
                                        III Limited Partnership, a
                                        Connecticut limited partnership

                                        By:     CIGNA Realty Resources, Inc.
                                                - Fifth, a Delaware
                                                corporation, its sole
                                                general partner

                                            By:
          Witness                               Thomas W. Johnson, as
          Authorized Agent

                                                                      (SEAL)
          Witness

                                        ESCROW AGENT:

                                        CARLTON, FIELDS, WARD, EMMANUEL,
                                        SMITH & CUTLER, P.A.

                                        By:
          Witness                           Name:
                                            Title:


          Witness



          The undersigned hereby (1) consent to the foregoing Agreement, (2) agree that 75% of the $202,000.00 commission described in the foregoing Agreement shall be paid to CSC Realty Partners, Inc., and the balance shall be paid to Sterling Realty Services, L.C.,
          (3) agree that said commission shall constitute full payment of all commission or compensation due the undersigned in connection with this transaction, notwithstanding any prior agreements or anything else to the contrary, and (4) authorize the closing agent to disburse the respective amounts due them directly, notwithstanding any contrary provisions in the Contract:

                                        CSC Realty Partners, Inc.

                                        By:
          Witness                           Name:
                                            Title:


          Witness



                                        Sterling Realty Services, L.C.

                                        By:
          Witness                           Name:
                                            Title


          Witness